                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY

                         FIRST AMENDMENT AND CONSENT TO
                   AMENDED AND RESTATED FACILITIES AGREEMENT

          THIS FIRST AMENDMENT AND CONSENT (this "AMENDMENT") dated as of July 15, 1998 is entered into by and among BOSTON CHICKEN, INC., a Delaware corporation (the "COMPANY" or the "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois) (in its individual capacity, "BOFA"), as agent for the Lenders and the Issuing Lender referred to below (in such capacity, together with its successors and assigns, the "LOAN AGENT"), GENERAL ELECTRIC CAPITAL CORPORATION, for itself and as agent for the 1996 Lease Lenders referred to below (in its individual capacity, "GECC"; and in such dual capacity, together with its successors and assigns, the "1996 LEASE AGENT"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Agents for the Liquidity Lenders (individually, a "CO-AGENT" and collectively, the "CO-AGENTS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the initial Common Collateral Agent.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Company, the financial institutions from time to time party thereto (the "ORIGINAL LENDERS"), Bankers Trust Company, as documentation agent (in such capacity, together with its successors and assigns, the "DOCUMENTATION AGENT"), and BofA, as letter of credit issuing bank (in such capacity, the "ISSUING LENDER", and together with the Original Lenders, the "REVOLVING LENDERS") and as Loan Agent entered into that certain Secured Revolving Credit Agreement dated as of December 9, 1996, as amended by the First Amendment and Consent thereto (the "FIRST CREDIT AMENDMENT") dated as of October 24, 1997 (the Secured Revolving Credit Agreement as so amended, the "ORIGINAL CREDIT AGREEMENT");

          WHEREAS, concurrently herewith, the Original Credit Agreement has been further amended pursuant to the terms of that certain Second Amendment and Consent thereto (the "SECOND CREDIT AMENDMENT") entered into among the Company, the Loan Agent, the Documentation Agent, the Co-Agents, GECC, the Revolving Lenders and the "Liquidity Lenders" (as defined in the Second Credit Amendment) (the Original Credit Agreement as amended by the Second Credit Amendment, and as further amended, supplemented, modified, restated, refinanced, refunded or renewed from time to time, the "CREDIT AGREEMENT");

          WHEREAS, the Company and the 1996 Lease Agent have entered into that certain Master Lease Agreement No. 2, dated as of December 9, 1996 (the "ORIGINAL 1996 LEASE AGREEMENT"), as amended by Amendment No. 1 thereto dated February 28, 1997 and Amendment No. 2 thereto of even date herewith ("1996 LEASE AMENDMENT NO. 2") (as further amended,

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supplemented, modified, restated, refinanced, refunded or renewed from time to time, the "1996 MASTER LEASE AGREEMENT");

          WHEREAS, subject to the terms of the 1996 Master Lease Agreement, GECC has heretofore and may hereafter convey to certain financial institutions (collectively with GECC, the "1996 LEASE LENDERS", and together with the Revolving Lenders and Liquidity Lenders, the "SECURED CREDITORS") participation interests in its rights, duties and obligations under the 1996 Master Lease Agreement;

          WHEREAS, concurrently with the execution and delivery of the Original Credit Agreement and the Original 1996 Master Lease Agreement, the Company, the Loan Agent, the 1996 Lease Agent and the Common Collateral Agent entered into that certain Intercreditor Agreement dated as of December 9, 1996 (as amended, supplemented, modified or restated from time to time, the "ORIGINAL INTERCREDITOR AGREEMENT"), which sets forth certain agreements with respect to, among other things, voting rights and collateral issues;

          WHEREAS, concurrently with the execution and delivery of the First Credit Amendment, the Company, the Loan Agent, the 1996 Lease Agent and the Common Collateral Agent entered into that certain Amended and Restated Facilities Agreement (the "RESTATED FACILITIES AGREEMENT") and that certain Amended and Restated Intercreditor Agreement (the "RESTATED INTERCREDITOR AGREEMENT"), each dated as of October 24, 1997;

          WHEREAS, concurrently herewith, the Company, the Loan Agent, the 1996 Lease Agent, the Lenders, GECC in its capacity as the "Lead 1996 Lease Lender" (as defined below), the "Other Creditors" and the "Cash Management Banks" (each as defined in the Intercreditor Agreement referred to below) have entered into that certain Second Amended and Restated Intercreditor Agreement, pursuant to which the Restated Intercreditor Agreement has been amended and restated in its entirety (as so amended and restated, and as the same may be further amended, modified, supplemented and/or restated from time to time, the "INTERCREDITOR AMENDMENT"), which sets forth certain agreements with respect to, among other things, voting rights and collateral issues between the parties thereto;

          WHEREAS, the Company hereby reaffirms the covenants, representations and warranties made in the Restated Facilities Agreement, to the extent the same are not affected hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date hereof;

          WHEREAS, the Company has requested that the Loan Agent, the 1996 Lease Agent and the Common Collateral Agent agree to certain modifications to the Restated Facilities Agreement;

          WHEREAS, the Company, the Loan Agent (on behalf of itself and the Revolving Lenders and the Liquidity Lenders (the Revolving Lenders and Liquidity Lenders being sometimes

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referred to herein as the "LENDERS")), the 1996 Lease Agent (on behalf of itself and the 1996 Lease Lenders) and the Common Collateral Agent have agreed to enter into this Amendment on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Loan Agent, the 1996 Lease Agent and the Common Collateral Agent hereby agree as follows:

     SECTION 1.     AMENDMENT TO THE FACILITIES AGREEMENT.  Effective as of the
                    -------------------------------------
date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, and in reliance on the representations and warranties
         ---------
set forth in Section 3 below, on and after the date hereof, the parties hereto
             ---------
agree that the Facilities Agreement is amended as follows:

     1.1 THE PREAMBLE TO THE FACILITIES AGREEMENT IS DELETED IN ITS ENTIRETY AND THE FOLLOWING SUBSTITUTED THEREFOR:

          (a) THE FIRST PARAGRAPH OF THE PREAMBLE TO THE FACILITIES AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

               THIS AMENDED AND RESTATED FACILITIES AGREEMENT originally dated as of October 24, 1997 and amended by the First Amendment and Consent thereto (the "FIRST AMENDMENT") dated as of July 15, 1998 is among BOSTON CHICKEN, INC., a Delaware corporation (the "COMPANY"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois)(in its individual capacity,"BOFA"), as agent for the Lenders and the Issuing Lender referred to below (in such capacity, together with its successors and assigns, the "LOAN AGENT"), GENERAL ELECTRIC CAPITAL CORPORATION, for itself and as agent for the 1996 Lease Lenders referred to below (in its individual capacity, "GECC"; and in such dual capacity, together with its successors and assigns, the "1996 LEASE AGENT"), BofA and GECC, as Co-Agents for the Liquidity Lenders (individually a "CO-AGENT" and collectively, the "CO-AGENTS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the initial Common Collateral Agent.

          (b) THE REMAINING PARAGRAPHS OF THE PREAMBLE TO THE FACILITIES AGREEMENT ARE HEREBY DELETED IN THEIR ENTIRETY AND THE PREAMBLE TO THIS AMENDMENT INCORPORATED THEREIN BY REFERENCE.

     1.2  SECTION 1.1 OF THE FACILITIES AGREEMENT IS AMENDED AS FOLLOWS:
          -----------

          (a) TO DELETE THE CURRENT DEFINITIONS FOR THE TERMS SET FORTH BELOW IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               "COLLATERAL ASSIGNMENT OF LEASE" means any Collateral Assignment of Tenant's Rights in Lease in substantially the form of Exhibit A
                                                                   ---------
          executed by the Company or any Restricted Subsidiary in favor of the Common Collateral Agent for the benefit of each of the Creditor Classes. Unless the context otherwise indicates, each reference to "Collateral Assignment of Lease" shall be to the several Collateral Assignments of Lease entered into for each of the various Creditor Classes.

               "COLLATERAL ASSIGNMENT OF LOAN" means a Collateral Assignment of Loan Documentation in substantially the form of Exhibit B executed by
                                                          ---------
          the Company in favor of the Common Collateral Agent for the benefit of each of the Creditor Classes. Unless the context otherwise indicates, each reference to "Collateral Assignment of Loan" shall be to the several Collateral Assignments of Loan entered into for each of the various Creditor Classes.

               "COMMON COLLATERAL AGENT" means the Loan Agent, on behalf of each of the Creditor Classes; provided, that at such time as the Credit
                                   --------
          Agreement shall no longer be in effect, Common Collateral Agent shall mean, for so long as the 1996 Master Lease is in effect, the 1996 Lease Agent.

               "COMMON COLLATERAL DOCUMENTS" means, collectively, (i) the Security Agreements, the Trademark Security Agreements, the Collateral Assignments of Loan, the Mortgages, the Collateral Assignments of Lease, the Landlords' Consents, the Pledge Agreements and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements between the Company, any Guarantor or their respective Subsidiaries and the Common Collateral Agent for the benefit of any of the Creditor Classes now or hereafter delivered to the Common Collateral Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company, any Guarantor or their respective Subsidiaries, as debtor, in favor of the Common Collateral Agent for the benefit of the Creditor Classes, as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

               "CREDITORS" has the meaning assigned to that term in the
          Intercreditor Agreement; provided, however, solely for purposes of
                                   --------  -------
          the use of that term in the definition of Termination Date, in the prefatory language to Articles II through V-A, and in Sections 2.4, 2.11, 3.7 through 3.9, 4.8, 4.15, 4.16 and 7.4, "CREDITORS" means, collectively, the Loan Agent, the Revolving Lenders, the Liquidity Lenders, the 1996 Lease Agent, the 1996 Lease Lenders and the Common Collateral Agent; and "Creditor" means any of the foregoing Persons.

               "EVENT OF DEFAULT" has the meaning set forth in Section 6.1
                                                               -----------
          hereof; provided, that any requirement for the giving of notice, the
                  --------
          lapse of time, or both, or any other condition, has been satisfied..


               "FINANCIAL LEASE" means with respect to any Person at any date, any Capital Lease of such Person and any operating lease of such Person entered into outside of the ordinary course of business (including, without limitation, the 1995 Master Lease but excluding the 1996 Master Lease).

               "FINANCIAL LEASE DEBT" means, as of any date, (1) with respect to any Capital Lease under which the Company or any of its Restricted Subsidiaries is the lessee, the principal amount thereof as of such date as determined in accordance with GAAP, but specifically excluding Capital Leases of Financed Subsidiaries existing on the date each Financed Franchisee becomes a Financed Subsidiary; (2) with respect to the 1995 Master Lease Agreement, the termination value (as defined therein) as of such date; and (3) with respect to any other Financial Lease under which the Company or any of its Restricted Subsidiaries is the lessee, the present value (using a market rate of interest) as of such date of all remaining rental payments of the Company or such Restricted Subsidiary under such Financial Leases.

               "GUARANTOR" means any Person which from time to time is a party to a Guaranty, whether as an initial party thereto or by supplement thereto.

               "GUARANTY" means that certain Subsidiary Guaranty dated as of July 15, 1998 and issued by each of the Restricted Subsidiaries as of such date in favor of either the Loan Agent for the benefit of the Revolving Lenders, Issuing Lenders , Liquidity Lenders or the 1996 Lease Agent for the benefit of the 1996 Lease Lenders, substantially in the form of Exhibit C, in each case as amended from time to time by
                         ---------
          the addition through a Guaranty Supplement (in the form attached to each such Guaranty) of each new Restricted Subsidiary as a party thereto.

               "INTERCREDITOR AGREEMENT" - See Recitals.

               "LENDERS" or "LENDER" shall have the meaning assigned to such term in the Recitals and shall include Bank of America National Trust and Savings Association while acting in the capacity of a Lender, unless otherwise expressly indicated herein.

               "MORTGAGE" means a mortgage or deed of trust in substantially the form of Exhibit E executed by the Company or a Restricted Subsidiary
                  ---------
          in favor of the Common Collateral Agent for the benefit of each of the Creditor Classes. Unless the context otherwise indicates, each reference to a "Mortgage" or the "Mortgages" shall be to the Mortgages entered into for each of the various Creditor Classes.

               "1996 LEASE DOCUMENTS" means the 1996 Master Lease Agreement, the associated Subleases, the respective Guaranties, the Facilities Agreement, the "Secured Promissory Note" and "Reborrowing Note" (as both such terms are defined in the 1996 Master Lease Agreement) and all other agreements, instruments and documents (including, without limitation, mortgages, deeds of trust, chattel mortgages and security agreements) delivered from time to time to the 1996 Lease Agent with respect to the foregoing (as amended, supplemented, modified, restated, refinanced, refunded or renewed from time to time in accordance with the terms of the Intercreditor Agreement).

               "PLEDGE AGREEMENT" means the pledge agreements in substantially the form of Exhibit F executed by the Company and certain Restricted
                      ---------
          Subsidiaries in favor of the Common Collateral Agent for the benefit of each of the Creditor Classes. Unless the context otherwise indicates, each reference to the "Pledge Agreement" shall be to the Pledge Agreements entered into for each of the various Creditor Classes.

               "SENIOR SECURED INDEBTEDNESS" means, at any time, the aggregate principal amount of liquidity loans, revolving loans, supplemental revolving loans and letter of credit obligations (including, without limitation, the unreimbursed amount of any draws under the letters of credit) then outstanding under the Credit Agreement, the aggregate outstanding principal amount of the loans under the 1996 Master Lease plus the aggregate amount of all Financial Lease Debt then outstanding..

               "SECURITY AGREEMENT" means any Security Agreement in substantially the form of Exhibit G-1 with respect to the Company and
                                    -----------
          Exhibit G-2 with respect to the Restricted Subsidiaries in favor of
          -----------
          the Common Collateral Agent for the benefit of each of the Creditor Classes. Unless the context otherwise indicates, each reference to a "Security Agreement" or the "Security Agreements" shall be to the Security Agreements entered into for each of the various Creditor Classes.

               "STORE REVENUE" means, for any Store, the weekly net revenue (i.e. gross revenue net of all coupons, discounts and other amounts deducted from gross revenues to obtain net revenue) for such Store (whether such Store is operated by the Company or a Franchisee).

               "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement substantially in the form of Exhibit H executed by the
                                                 ---------
          Company or any Restricted Subsidiary in favor of the Common Collateral Agent for the benefit of the Creditor Classes. Unless the context otherwise indicates, each reference to a "Trademark

          Security Agreement" or the "Trademark Security Agreements" shall be to the Trademark Security Agreements entered into for each of the various Creditor Classes.

          (b) TO ADD EACH OF THE FOLLOWING DEFINITIONS IN THE APPLICABLE ALPHABETICAL LOCATION:

               "AGENTS' EXPENSES" means all of the fees, costs and expenses of the Common Collateral Agent, the Loan Agent or the 1996 Lease Agent (including, without limitation, all "Attorney Costs" (as defined in the Intercreditor Agreement), all amounts covered by the terms of

          Section 7.5 (including, without limitation, for fees and expenses of
          -----------
          Ernst & Young as financial advisors), all Indemnified Liabilities of the type described in Section 7.11 and all other costs and expenses)
                                ------------
          (i) arising in connection with the preparation, execution, delivery, modification, restatement, amendment, waiver, termination, interpretation of this Agreement, the Intercreditor Agreement and each other Credit Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof or any of the Common Collateral Agent's, Loan Agent's or 1996 Lease Agent's remedies with respect thereto, or (ii) incurred or required to be advanced in connection with the sale or other disposition or the custody, preservation or protection of the Collateral pursuant to any Credit Document and the exercise or enforcement of the Common Collateral Agent's, Loan Agent's, or 1996 Lease Agent's rights under this Agreement, the other Credit Documents, the 1996 Lease Documents and in and to the Collateral.

               "ASSET SALE"  has the meaning set forth in Section 3.15(a)(i)
                                                          ------------------
          hereof.

               "ASSET SALE PREPAYMENT" has the meaning set forth in Section
                                                                    -------
          3.15(a)(i) hereof.
          ----------

               "BUDGET" shall mean the Budget and related parameters attached as

          Exhibit A to the Confidential Agreement as amended from time to time
          ---------
          in accordance with the provisions of the Intercreditor Agreement.

               "COLLATERAL" has the meaning given that term in the Intercreditor Agreement.

               "COLLECTION ACCOUNT" means each lock-box and blocked depository account maintained by the Company and each of its Subsidiaries, subject to a Collection Account Agreement, for the collection of daily receipts from the Stores and other proceeds of Collateral.

               "COLLECTION ACCOUNT AGREEMENT" means a written agreement
          substantially in the form of Exhibit L attached hereto (with such
                                       ---------
          changes as may be acceptable
          to the Common Collateral Agent) among the Company or its Subsidiaries, the Common Collateral Agent, and, as applicable, each of the banks at which the Company and its Subsidiaries maintains a Collection Account.

               "COLLECTION ACCOUNT BLOCKAGE DATE" means the date, following the occurrence of a Default (other than, during the Suspension Period, a Suspended Default), on which (a) the Loan Agent and the Lease Agent,
          (b) the Majority Liquidity Lenders or (c) the Majority Revolving Lenders, the Majority 1996 Lease Lenders and the Required 1996 Lenders (as each such term is defined in the Intercreditor Agreement), in the sole discretion of any of the groups identified in clause (a), (b) or
          (c), instruct(s) the Common Collateral Agent to instruct any financial institution party to a Collection Account Agreement as described in the applicable Collection Account Agreement to remit, during the continuance of such Default, all amounts deposited in the relevant Collection Account to the Common Collateral Agent or as the Common Collateral Agent shall direct.

               "CONFIDENTIAL AGREEMENT" shall mean that certain Confidential Agreement dated as of the Restructuring Effective Date entered into among the Company, the Loan Agent, the 1996 Lease Agent and the Common Collateral Agent.

               "CREDITOR CLASSES" means the following three groups of Creditors:
          (1) the Liquidity Lenders, the Revolving Lenders, the Issuing Lender and the 1996 Lease Lenders; (2) the Cash Management Banks; and (3) the Other Creditors.

               "ENBC SALE" has the meaning set forth in Section 3.15(b)(i)
                                                        ------------------
          hereof.

               "ENBC SALE PREPAYMENT" has the meaning set forth in Section
                                                                   -------
          3.15(b)(i) hereof.
          ----------

               "EXCLUDED ASSET SALE" means any Asset Sale consummated pursuant to the provisions of clauses (1),(2) or (4) of Section 4.7 hereof.
                                                         -----------

               "EXISTING 1996 REAL ESTATE COLLATERAL DOCUMENTS" has the meaning set forth in Section 3.13 hereof.
                       ------------

               "FIXED FEE DISTRIBUTION AGREEMENT" shall mean that certain Fixed Fee Distribution Agreement dated September 30, 1996 by and between Marriott and the Company, as the same may be amended, modified, supplemented, renewed, or restated from time to time in accordance with the terms hereof.

               "GENERAL EBITDAL COVENANT" has the meaning set forth in Section
                                                                       -------
          5A.1 hereof.
          ----

               "LEAD 1996 LEASE LENDER" has the meaning given that term in the Credit Agreement.

               "LIQUIDITY EBITDAL COVENANT" has the meaning set forth in Section
                                                                         -------
          5A.2 hereof.
          ----

               "LIQUIDITY PERCENTAGE" has the meaning given that term in the Credit Agreement.

               "LIQUIDITY PERIOD" has the meaning given that term in the Intercreditor Agreement.

               "MARRIOTT" shall mean Marriott Distribution Services, Inc.

               "NET CASH PROCEEDS" shall mean, in the case of any Asset Sale or any ENBC Sale, cash payments received (including any cash received by way of deferred payment pursuant to a note receivable or otherwise, but only as and when so received) by the Company or any of its Restricted Subsidiaries from any Asset Sale or ENBC Sale less the
                                                                    ----
          amount of reasonable fees and commissions payable to persons other than the Company or such Restricted Subsidiary, and other normal expenses of sale, including reasonable costs and expenses related to such sale or other disposition that are to be paid in cash.

               "1996 LEASE AGENT" has the meaning set forth in the preamble. All references in this Agreement to the "Lease Agent" shall mean and be a reference to the 1996 Lease Agent.

               "1996 LEASE LENDERS" has the meaning set forth in the preamble. All references in this Agreement to the "Lease Participants" shall mean and be a reference to the 1996 Lease Lenders. Notwithstanding the foregoing, any Reborrowing Loan or other amount to be made by the 1996 Lease Lenders or any payment that is required to be made hereunder or under the Intercreditor Agreement to the 1996 Lease Lenders shall in either such case be made by or to the Lead 1996 Lease Lender, and the Lead 1996 Lease Lender shall collect amounts from or distribute amounts to the 1996 Lease Lenders in accordance with the terms of the applicable participation agreements.

               "1996 LENDER" has the meaning given that term in the Intercreditor Agreement.

               "PRO RATA 1996 SHARE" means with respect to any 1996 Lender, the percentage obtained by dividing (A) the sum of the principal amount of such 1996 Lender's Revolving Obligations and 1996 Lease Obligations at such time by (B) the sum of the aggregate principal amount of the Revolving Obligations and 1996 Lease Obligations at such time.

               "REBORROWING AVAILABILITY" means, as of any time of determination, the aggregate Reborrowing Availability Amount minus the aggregate amount of Reborrowing Loans outstanding as of such time.

               "REBORROWING AVAILABILITY AMOUNT" has the meaning set forth in
          Section 3.15(b)(iv)(A) hereof.
          ----------------------

               "REBORROWING AVAILABILITY COMMENCEMENT DATE" has the meaning set forth in Section 3.15(b)(iv)(B) hereof.
                   ----------------------

               "REBORROWING AVAILABILITY PERIOD" means the period from the Reborrowing Availability Commencement Date through the Reborrowing Availability Termination Date.

               "REBORROWING AVAILABILITY TERMINATION DATE" means the first date to occur of (i) the occurrence of an Event of Default (other than, during the Suspension Period, a Suspended Default) and (ii) October 17, 1998.

               "REBORROWING COMMITMENTS" means the Reborrowing Commitments - Revolver and Reborrowing Commitments - 1996 Master Lease.

               "REBORROWING COMMITMENTS - REVOLVER" means for each Revolving Lender, as of any time of determination, its provisional commitment to make Reborrowing Loans in an amount not to exceed its Pro Rata 1996 Share of Reborrowing Availability at such time.

               "REBORROWING COMMITMENTS - 1996 MASTER LEASE" means for each 1996 Lease Lender, as of any time of determination, its provisional commitment to make Reborrowing Loans in an amount not to exceed its Pro Rata 1996 Share of Reborrowing Availability at such time.

               "REBORROWING LOAN" has the meaning set forth in Section
                                                               -------
          3.15(b)(iv)(D) hereof.
          --------------

               "REBORROWING PERIOD" means the period commencing on the Reborrowing Availability Commencement Date and ending on the first date thereafter on which all of the Reborrowing Loans have been paid in full and the Reborrowing Commitment has been terminated.

               "REBORROWING REQUEST" has the meaning set forth in Section
                                                                  -------
          3.15(b)(iv)(C) hereof.
          --------------

               "RESTRUCTURING EFFECTIVE DATE" means the date on which all of the conditions precedent to the effectiveness of the First Amendment hereto shall have been satisfied or waived.

               "SPECIFIED LIQUIDITY PERIOD" means the period from and after the Restructuring Effective Date until the date on which (i) the Liquidity Obligations have been paid in full and all Liquidity Commitments have been terminated and (ii) the Reborrowing Loans have been paid in full and the Reborrowing Commitments have been terminated.

               "SUSPENDED DEFAULTS" has the meaning given that term in the Intercreditor Agreement.

               "SUSPENSION PERIOD" means the period from the Restructuring Effective Date to the Suspension Termination Date.

               "SUSPENSION TERMINATION DATE" means October 17, 1998, or such earlier date after the Restructuring Effective Date on which any Default other than a Suspended Default has occurred.

               "TAX REFUND PREPAYMENT" has the meaning set forth in Section 3.15
                                                                    ------------
          hereof.

               "TERMINATION DATE" has the meaning given that term in the Credit Agreement.

     (c)  TO DELETE THE DEFINED TERM "AGENCY AGREEMENT" THEREFROM; AND

     (d)  TO ADD THE FOLLOWING AT THE END THEREOF:

     In the event that capitalized terms are used in this Agreement and not defined in this Agreement, such terms shall have the meaning given to them in the Intercreditor Agreement.

     1.3  ARTICLE II OF THE FACILITIES AGREEMENT IS AMENDED AS FOLLOWS:
          --------

          (a)  SECTION 2.4 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE
               -----------
     TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               SECTION 2.4  Financial Statements.  The Company's audited
                            --------------------
          consolidated financial statements as of December 28, 1997 (the "Audited Statements") and its unaudited consolidated financial statements as of April 19, 1998, ("Unaudited

          Statements") have been furnished to each Creditor. The Audited Statements have been prepared in conformity with GAAP and fairly present the financial condition of the Company and its Subsidiaries as of such dates and the results of operations for the periods then ended. The Unaudited Statements have been prepared in a manner consistent (except for changes in accounting policies permitted by GAAP which have been or are contemporaneously disclosed in writing to each Creditor) with the Audited Statements, except for the lack of normal year-end accruals, reclassifications, and audit adjustments and financial statement footnotes. Except as has been disclosed prior to the Restructuring Effective Date in public filings made by the Company with the Securities and Exchange Commission and except as set forth in the Budget, since the date of the Unaudited Statements, there has been no Material Adverse Change. No information, exhibit, or report furnished by the Company to the Creditors in connection with the negotiation of this Agreement (including, without limitation, any amendment thereto), considered as a whole with all other information, exhibits and reports furnished to the Creditors in connection with the negotiation of this Agreement (including, without limitation, any amendment thereto) at the time it was furnished (and as modified or superseded by any information, exhibits and reports subsequently furnished to the Creditors), contained any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not materially misleading; provided, that except as expressly provided below, the Company makes no representation,
                      --------
          warranty, or guaranty as to (1) any projections furnished to the Creditors (it being understood that such projections have been prepared by management of the Company on the basis of assumptions which such management believed were reasonable as of the date of such projections in light of the historical financial performance of the business of the Company and of current and reasonably foreseeable business conditions) or (2) any information supplied by Franchisees or contained in analyst reports or other reports prepared by third parties or derived therefrom unless in the case of this clause (2) the Company has actual knowledge at the time such information is delivered to the Creditors that such information contains a material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading.

          (b)  SECTION 2.19 OF THE FACILITIES AGREEMENT  IS AMENDED TO DELETE
               ------------
     CLAUSE (d) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
     THEREFOR:

               (d) The Company and each of its Restricted Subsidiaries have entered into documents which are effective to create the security interests and Liens as follows::

                    (i) Liens to secure the Liquidity Obligations, 1996 Lease Obligations and the Revolving Obligations by the 1996 Collateral;

                    (ii) Liens to secure the Cash Management Obligations by the 1996 Collateral; and

                    (iii) Liens to secure the Supplemental Obligations by the 1996 Collateral,

          and each of such documents secure the "Secured Obligations" purported to be secured thereby.

     1.5  ARTICLE III OF THE FACILITIES AGREEMENT IS HEREBY AMENDED AS FOLLOWS:
          -----------

          (a)  SECTION 3.4 OF THE FACILITIES AGREEMENT IS AMENDED TO ADD THE
               -----------
     FOLLOWING IN THE PROVISO THERETO, IMMEDIATELY PRIOR TO THE PARENTHETICAL CONTAINED THEREIN:

          ;provided, further, however, that the Net Cash Proceeds of any such sale or other disposition shall be paid to the Common Collateral Agent to the extent required pursuant to Section 3.15 below
                                             ------------

          (b)  SECTION 3.5 OF THE FACILITIES AGREEMENT IS AMENDED BY INSERTING
               -----------
     THE FOLLOWING AT THE END THEREOF:

          The Company shall deliver to the Common Collateral Agent endorsements
          (y) to all "All Risk" physical damage insurance policies on all of the Company's and its Restricted Subsidiaries' tangible real and personal property and assets and business interruption insurance policies naming the Common Collateral Agent loss payee or, in the case of the "Lease Assets" (as defined in the 1996 Master Lease), as additional loss payee in addition to the 1996 Lease Agent, and (z) to all general liability and other liability policies naming the Common Collateral Agent on behalf of itself and the Creditors as additional insured. In the event the Company or any of its Restricted Subsidiaries, at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Common Collateral Agent or any Creditor, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Common Collateral Agent or such Creditor deems advisable. All sums so disbursed by the Common Collateral Agent or any Creditor shall constitute part of the Secured Obligations, payable as provided in this Agreement and the other Credit Documents.


          (c)  TO DELETE THE TERMS OF SECTION 3.8(4) OF THE FACILITIES AGREEMENT
                                      --------------
     IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               3.8(4)  Compliance Certificate; Budget Reconciliation.  Together
                       ---------------------------------------------
          with the financial statements furnished by the Company under the preceding clauses (1), (2) and (3), a duly completed compliance
                    -----------  ----     ---
          certificate in the form of Exhibit I signed by the Chief Financial
                                     ---------
          Officer, Chief Accounting Officer, Vice President - Finance or any Senior Vice President of the Company (in his or her capacity as such, and without personal liability therefor) and together with the financial statements furnished by the Company under the preceding clauses (1) and (2), a reconciliation report of actual to projected
          -----------     ---
          experience on the Budget, in form and substance and containing such supporting information as is reasonably acceptable to the Agents, signed by the Chief Financial Officer, Chief Accounting Officer, Vice President - Finance or any Senior Vice President of the Company (in his or her capacity as such, and without personal liability therefor) and ;

          (d)  TO DELETE THE TERMS OF SECTION 3.8(6) OF THE FACILITIES AGREEMENT
                                      --------------
     IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               (6)  Updated Schedules.  On the Restructuring Effective Date and
                    -----------------
          as soon as reasonably available thereafter (but in any event within forty-five (45) days after the end of each fiscal quarter of the Company or if requested in writing by any Creditor within forty-five
          (45) days after the end of each Retail Period), updated Schedules
                                                                  ---------
          2.16, 2.17 (on which Schedule it shall identify whether such
                ----
          Collateral is collateral securing the 1995 Master Lease (the "1995 COLLATERAL") or the "Collateral" (as such term is defined in the Intercreditor Agreement)) and 2.18 hereto, which updated schedules
                                        ----
          shall be deemed as of the date of delivery to amend and restate (a) the previously delivered Schedules 2.16, 2.17 and 2.18 in their
                                   --------------  ----     ----
          entirety, (b) in the case of Schedule 2.16, Attachment I to each of
                                       -------------
          the Pledges Agreement in their entirety (provided, that the following
                                                   --------
          items listed on Schedule 2.16 shall be deleted before such schedule
                          -------------
          shall be deemed to be Attachment I to the Pledge Agreements: (A) the equity interests designated with an asterisk ("*") on the initial

          Schedule 2.16 attached hereto and (B) notes or other instruments
          -------------
          evidencing loans and advances permitted by clause (ii) of Section
                                                     -----------    -------
          4.8), (c) in the case of Schedule 2.17, Schedule I to each of the
                                   -------------
          Security Agreements in its entirety and (d) in the case of Schedule
                                                                     --------
          2.18, Schedule I to each of the Collateral Assignments of Loan in its
          ----
          entirety;

          (e)  TO DELETE THE REFERENCE TO CLAUSE (4) OF SECTION 4.7 CONTAINED IN
                                                        -----------
     SECTION 3.8(14) THEREFROM IN ITS ENTIRETY AND TO SUBSTITUTE A REFERENCE TO
     ---------------
     CLAUSE (5) OF SECTION 4.7 THEREFOR.
                   -----------

          (f)  TO DELETE THE TERMS OF SECTION 3.8 (15) OF THE FACILITIES
                                      ----------------
     AGREEMENT IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               (16)  General information.  Such other information respecting the
                     -------------------
          condition or operations, financial or otherwise, of the Company or any Subsidiary as any of the Loan Agent, the Lease Agent, the Documentation Agent, the Common Collateral Agent or the Required Creditors may from time to time reasonably request. Without limiting the foregoing, the Company and its Subsidiaries shall cooperate with the Agents and their financial advisors and provide access to information sufficient so that such financial advisors can prepare a reconciliation of the Company and its Subsidiaries' actual performance to that projected in the short-term treasury (cash-flow) model prepared by the Company and previously delivered to the Creditors (as the same may be updated from time to time).

          (g)  TO INSERT THE FOLLOWING AFTER SECTION 3.8(14) OF THE FACILITIES
                                             ---------------
     AGREEMENT:

               (15)    Weekly Store Revenue.  As soon as available and in any
                       --------------------
          event within five Business Days after the end of each calendar week, a report of Store Revenue for all Stores operated by the Company, its Restricted Subsidiaries and each Financed Franchisee, in form and substance and containing such supporting information as is reasonably acceptable to the Agents, signed by the Chief Financial Officer, Chief Accounting Officer, Vice President - Finance or any Senior Vice President of the Company (in his or her capacity as such, and without personal liability therefor), including, without limitation, the "flash" report of sales by week by unit in the most complete form as previously delivered to each of the Agents; and

          (h)  TO DELETE THE TERMS OF SECTION 3.10 IN THEIR ENTIRETY AND TO
                                      ------------
     SUBSTITUTE THE FOLLOWING THEREFOR:

          SECTION 3.10  [Intentionally Blank.]

          (i)  TO AMEND SECTION 3.11 OF THE FACILITIES AGREEMENT BY AMENDING
                        ------------
     EACH REFERENCE THEREIN TO THE "PLEDGE AGREEMENT" TO BE A REFERENCE TO "EACH OF THE PLEDGE AGREEMENTS" AND TO FURTHER AMEND SECTION 3.11 OF THE
                                                    ------------
     FACILITIES AGREEMENT BY DELETING CLAUSE (y) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

          (y) is consistent with the terms of this Agreement and the other Credit Documents.

          (j)  TO AMEND SECTION 3.13 OF THE FACILITIES AGREEMENT BY ADDING THE
                        ------------
     FOLLOWING AT THE END THEREOF:

          In addition, as of the Restructuring Effective Date, the Company shall and shall cause each of its Restricted Subsidiaries to:

               (A) Enter into amendments and/or amendments and restatements, in form and substance reasonably acceptable to the Agents and the Liquidity Lenders, to each of the Mortgages and Collateral Assignments of Lease previously delivered (the "EXISTING 1996 REAL ESTATE COLLATERAL DOCUMENTS") to add the Liquidity Obligations to the obligations secured thereby;

               (B) Enter into additional Mortgages and Collateral Assignments of Lease in form and substance substantially similar to the Existing 1996 Real Estate Collateral Documents, as amended, and covering the same real estate interests together with the interests pledged to the 1996 Lease Agent (subject to the terms of the Intercreditor Agreement) in order to secure:

                    (1)  the Cash Management Obligations; and

                    (2)  the Supplemental Obligations

          together with such other documentation as shall be necessary in the reasonable determination of the Common Collateral Agent to effect the assignment of the rights, title and interest of the Company or such Restricted Subsidiary, as the case may be, in and to such owned and leased real property.

          (K)  TO AMEND SECTION 3.14 OF THE FACILITIES AGREEMENT BY DELETING THE
                        ------------
     TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

                    SECTION 3.14   Further Assurances.  Promptly upon request by
                                   ------------------
          the Common Collateral Agent, the Loan Agent, the 1996 Lease Agent or any of the Majority Liquidity Lenders, the Majority 1996 Lease Lenders, the Majority Revolving Lenders, any Cash Management Bank or any Other Creditor, as applicable, the Company shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge where necessary, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Common Collateral Agent or such Creditors, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the intent and purposes of this Agreement or any other Common Collateral Document, (ii) to subject to the Liens created by any of the Common Collateral Documents any of the properties, rights or interests covered by any of the Common Collateral Documents, and (iii) to perfect and maintain the validity, effectiveness and priority of any of the Common Collateral Documents and the Liens intended to be created thereby. Without in any way limiting the foregoing, on or prior to the date that is 30 days following the Restructuring Effective Date, the Company shall and shall cause each of its

          Restricted Subsidiaries to provide to the Common Collateral Agent all legal descriptions which were not available for owned or leased locations as of the Restructuring Effective Date sufficient to permit the filing of UCC fixture filings for such locations.

          (l)  TO ADD THE FOLLOWING AFTER SECTION 3.14 OF THE FACILITIES
                                          ------------
     AGREEMENT:

          SECTION 3.15  Mandatory Prepayments.
                        ---------------------

          (a)  Asset Sales and Tax Refunds.
               ---------------------------

               (i)  Asset Sale Prepayments.  Upon the consummation by the
                    ----------------------
          Company or any Restricted Subsidiary of any transaction, whether voluntary or involuntary (including, as a result of any condemnation proceeding) involving the sale, lease, assignment, transfer, or other disposition of any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Restricted Subsidiaries (but not including the sale, assignment, transfer or other disposition of the shares of stock of ENBC), receivables, real property, leasehold interests, franchise agreements, trademarks, trade names, copyrights, licenses and other general intangible interests) (an "ASSET SALE") (other than the Excluded Asset Sales), except to the extent that the gross amount of the proceeds of such Asset Sale, when combined with the gross amount of the proceeds of all such Asset Sales during the period from the Restructuring Effective Date to the date of such Asset Sale, do not exceed $5,100,000, on the Business Day of the Company's or any of its Restricted Subsidiaries' (i) receipt of any Net Cash Proceeds from any such Asset Sale, or (ii) conversion to cash or cash equivalents of non-cash proceeds (whether principal or interest and including securities, release of escrow arrangements, success payments, earnouts or lease payments) received from any Asset Sale, the Company shall make a mandatory prepayment of the Secured Obligations in an amount equal to one hundred percent (100%) of such Net Cash Proceeds or such proceeds converted from non-cash to cash or cash equivalents (an "ASSET SALE PREPAYMENT"). Notwithstanding anything herein to the contrary, no Asset Sale Prepayment shall be required from the proceeds of the sale, lease, assignment, transfer or other disposition of (y) any of the 1995 Collateral or (z) any of the Sanwa Collateral (although amounts received therefrom shall be included for purposes of determining whether the Company has exceeded the $5,100,000 threshold above). The Company shall make each such Asset Sale Prepayment to the Common Collateral Agent for the benefit of the Creditors as their interests appear and the Common Collateral Agent shall distribute the proceeds thereof in accordance with the terms of clause (iii) below.

               (ii)  Tax Refund Prepayments.  Upon the receipt by the Company or
                     ----------------------
          any Restricted Subsidiary of any payments from federal, state or local tax refunds, the

          Company shall make a mandatory prepayment of the Secured Obligations in an amount equal to one hundred percent (100%) of such tax refund payments (a "TAX REFUND PREPAYMENT"). The Company shall make each such Tax Refund Prepayment to the Common Collateral Agent for the benefit of the Creditors as their interests appear and the Common Collateral Agent shall distribute the proceeds thereof in accordance with the terms of clause (iii) below.

               (iii)  Application of Asset Sale and Tax Refund Prepayments.
                      ----------------------------------------------------
          Each Asset Sale Prepayment and each Tax Refund Prepayment shall be allocated and applied to the Secured Obligations as follows:

                    FIRST:  If such prepayment is made after the occurrence of an Actionable Default, to the Common Collateral Agent in an amount equal to the Agents' Expenses that are unpaid as of such date, and to any of the Creditors that has theretofore advanced or paid any such Agents' Expenses in an amount equal to the amount thereof so advanced or paid by such Creditor prior to such date;

                    SECOND: If such prepayment is made after the occurrence of an Actionable Default, to the Liquidity Lenders for the payment of the accrued and unpaid interest and fees with respect to the Liquidity Obligations, pro rata in accordance with each Liquidity Lender's Liquidity Percentage;

                    THIRD:  To the Liquidity Lenders for the prepayment of the outstanding principal balance of the Liquidity Obligations, pro rata in accordance with each Liquidity Lender's Liquidity Percentage and the Liquidity Commitments of such Liquidity Lender shall be permanently reduced pro tanto;
                                            --- -----

                    FOURTH: If such prepayment is made after the occurrence of an Actionable Default, to the 1996 Lenders for the payment of the accrued and unpaid interest and fees with respect to the Revolving Obligations and 1996 Lease Obligations, pro rata in accordance with each 1996 Lender's Pro Rata 1996 Share;

                    FIFTH:  To the 1996 Lenders, for the payment of the
               outstanding principal balance of the Revolving Obligations and the 1996 Lease Obligations, pro rata in accordance with such 1996 Lender's Pro Rata 1996 Share, as a permanent reduction of the Revolving Obligations and 1996 Lease Obligations so repaid; and

                    SIXTH:  To the Common Collateral Agent for application
               pursuant to clauses FIRST through FIFTH of Section 3.3(a) of the
                                                          --------------
               Intercreditor

               Agreement, as applied without regard to whether or not an Actionable Default exists.

               (iv)  Miscellaneous Matters.  In the event that a portion of the
                     ---------------------
          Revolving Obligations to be repaid pursuant to clause (iii) FOURTH
                                                         -------------------
          above shall include contingent reimbursement obligations in respect of Letters of Credit, the allocable amount with respect thereto shall be deposited with the Common Collateral Agent as cash collateral in respect of such letter of credit obligations. On each date on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Common Collateral Agent shall distribute to the Issuing Lender from the amounts held pursuant to this subsection (iv) for
                                                        ---------------
          application to the payment of the reimbursement obligation due to Issuing Lender with respect to such draw an amount equal to the product of (1) the total amount then held pursuant to this clause
                                                                     ------
          (iv), and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such draw. On each date on which a reduction in the undrawn amount of any outstanding Letter of Credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on such Letter of Credit, the Agent shall distribute from the amounts held pursuant to this clause
                                                                        ------
          (iv) an amount equal to the product of (1) the total amount then held
          ----
          pursuant to this clause (iv) and (2) a fraction the numerator of which
                           -----------
          is the amount of such reduction and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such reduction, which amount shall be distributed as provided in clause (iii) above. At such time as no Letters of
                         ------------
          Credit are outstanding, any remaining amount held pursuant to this clause (iv), after the distribution therefrom as provided above, shall
          -----------
          be distributed as provided in clause (iii) above. No amounts repaid
                                        ------------
          under this Section 3.15(a) shall be permitted to be reborrowed.
                     ---------------

          (b)  ENBC Prepayments.
               ----------------

               (i)  ENBC Sale Prepayments.  Upon the consummation by the Company
                    ---------------------
          of any transaction involving the sale, assignment, transfer, or other disposition of any of the capital stock of ENBC owned of record or beneficially by the Company (an "ENBC SALE"), the Company shall make a mandatory prepayment of the Secured Obligations in an amount equal to one hundred percent (100%) of the Net Cash Proceeds from such ENBC Sale or such proceeds converted from non-cash to cash or cash equivalents (an "ENBC PREPAYMENT"). The Company shall make such mandatory prepayment to the Common Collateral Agent for the benefit of the Creditors as their interests appear and the Common Collateral Agent shall distribute the proceeds thereof in accordance with the terms of clause (ii) below.
                   -----------

               (ii)  Application of ENBC Prepayments.  Each ENBC Prepayment
                     -------------------------------
          shall be allocated and applied to the Secured Obligations as follows:

                    FIRST:  If such ENBC Prepayment is made after the occurrence of an Actionable Default, to the Common Collateral Agent in an amount equal to the Agents' Expenses that are unpaid as of such date, and to any of the Creditors that has theretofore advanced or paid any such Agents' Expenses in an amount equal to the amount thereof so advanced or paid by such Creditor prior to such date;

                    SECOND: An amount equal to twenty-five percent (25%) of the remaining Net Cash Proceeds from such ENBC Sale Prepayment to the 1996 Lenders for the payment of (a) first, if such ENBC Prepayment is made after the occurrence of an Actionable Default, the accrued and unpaid interest and fees with respect to the Revolving Obligations and 1996 Lease Obligations, pro rata in accordance with each 1996 Lender's Pro Rata 1996 Share; and (b) second, the outstanding principal balance of the Revolving Obligations and the 1996 Lease Obligations, pro rata in accordance with each 1996 Lender's Pro Rata 1996 Share as a permanent reduction of the Revolving Obligations and 1996 Lease Obligations so repaid;

                    THIRD:  An amount equal to the lesser of: (a) the
               outstanding amount of the Liquidity Obligations (calculated to include interest and fees only if such calculation is made after the occurrence of an Actionable Default) and (b) the remaining amount of the ENBC Prepayment after payment of the amounts under clauses FIRST and SECOND above, to the Liquidity Lenders for the payment of (a) first, if such ENBC Prepayment is made after the occurrence of an Actionable Default, the accrued and unpaid interest and fees with respect to the Liquidity Obligations, pro rata in accordance with each Liquidity Lender's Liquidity Percentage and (b) second, the outstanding principal balance of the Liquidity Obligations, pro rata in accordance with each Liquidity Lender's Liquidity Percentage and, upon such prepayment of principal, the Liquidity Commitments of each Liquidity Lender shall be permanently reduced pro tanto (subject to further
                                            --- -----
               reduction pursuant to clause FOURTH below);

                    FOURTH:  An amount equal to the lesser of: (a) the sum of
               the outstanding amount of the Revolving Obligations and the 1996 Lease Obligations (in each case calculated to include interest and fees only if such calculation is made after the occurrence of an Actionable Default) and (b) the remaining amount of the ENBC Prepayment after payment of the amounts under clauses FIRST, SECOND and THIRD above to the 1996 Lenders, for the payment of
               (i) first, if the calculation above was made after the occurrence of an Actionable Default, the accrued and unpaid interest and fees with respect to the Revolving Obligations and 1996 Lease Obligations pro rata in accordance with each 1996 Lender's Pro Rata 1996 Share and

               (ii) second, the outstanding principal balance of the Revolving Obligations and 1996 Lease Obligations pro rata in accordance with each 1996 Lender's Pro Rata 1996 Share; and

                    FIFTH:  Any excess, to the Common Collateral Agent for
               application pursuant to clauses FIRST through FIFTH of  Section
                                                                       -------
               3.3(a) of the Intercreditor Agreement, as applied without regard
               ------
               to whether or not an Actionable Default exists.

               (iii)  Miscellaneous Matters.  In the event that a portion of the
                      ---------------------
          Revolving Obligations to be repaid pursuant to clause (ii) above shall
                                                         -----------
          include contingent reimbursement obligations in respect of Letters of Credit, the allocable amount (the "L/C Amount") with respect thereto shall be deposited with the Common Collateral Agent as cash collateral in respect of such letter of credit obligations. On each date on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Common Collateral Agent shall distribute to the Issuing Lender from the amounts held pursuant to this subsection (iii)
                                                                ----------------
          for application to the payment of the reimbursement obligation due to Issuing Lender with respect to such draw an amount equal to the product of (1) the total amount then held pursuant to this clause
                                                                     ------
          (iii), and (2) a fraction, the numerator of which is the amount of
          -----
          such draw and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such draw. On each date on which a reduction in the undrawn amount of any outstanding Letter of Credit occurs other than on account of a Reborrowing Loan or a payment made to a beneficiary pursuant to a draw on such Letter of Credit, the Agent shall distribute from the amounts held pursuant to this clause (iii) an amount equal to the product of
                                ------------
          (1) the total amount then held pursuant to this clause (iii) and (2) a
                                                          ------------
          fraction the numerator of which is the amount of such reduction and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such reduction, which amount shall be distributed as provided in clause (ii). At such
                                                           -----------
          time as no Letters of Credit are outstanding, any remaining amount held pursuant to this clause (iii), after the distribution therefrom
                                ------------
          as provided above, shall be distributed as provided in clause (ii)
                                                                 -----------
          above. Notwithstanding anything herein to the contrary, the L/C Amount shall be subject to reborrowing either (a) from the cash collateral deposited with the Common Collateral Agent and/or (b) from amounts distributed in payment of reimbursement obligations due with respect to any Letter of Credit at the times, in the amounts and otherwise on the same terms and conditions as though such amount had been distributed to the Revolving Lenders pursuant to the terms of clause FOURTH above.

               (iv)  Effect of ENBC Prepayments; Reborrowing Availability
                     ----------------------------------------------------
          Amount; Procedure for Reborrowing.
          ---------------------------------

                    (A) The "REBORROWING AVAILABILITY AMOUNT" shall initially be zero ($0.00).  Upon each payment pursuant to the preceding clause
                                                                          ------
               (ii) FOURTH (each a "LEVEL 4 PAYMENT"), the Reborrowing
               -----------
               Availability Amount shall be increased by an amount equal to the lesser of (x) the aggregate amount of the Liquidity Facility Commitments, if any, that remain after the reduction thereof pursuant to the preceding clause (ii) THIRD that corresponds to
                                         -----------------
               such Level 4 Payment and (y) the aggregate principal amount of such Level 4 Payment. Concurrent with any increase in the Reborrowing Availability Amount as provided in the preceding sentence, the Liquidity Commitments of each Liquidity Lender shall be permanently reduced pro tanto.
                                            --- -----

                    (B) From and after the time at which the Reborrowing Availability Amount is first increased from zero pursuant to the preceding clause (iv)(A) (the date of the first such increase in the Reborrowing Availability Amount, the "REBORROWING AVAILABILITY COMMENCEMENT DATE"):

                         (1) each of the Revolving Lenders and the Lead 1996 Lease Lender shall be obligated, in accordance with the terms hereof and of Section 2.7(4) of the Credit Agreement
                                        --------------
                    and Section IIA of the 1996 Lease Agreement and subject to
                        -----------
                    the other terms and conditions contained herein and therein and applicable thereto, to reloan its Pro Rata 1996 Share of the Reborrowing Availability Amount; and

                         (2) No Liquidity Loans shall be made at any time at which there are unused Reborrowing Commitments hereunder.

                    (C) Any authorized officer of the Company may request a Reborrowing Loan on behalf of the Company during the Reborrowing Availability Period by giving simultaneous written notice to the Loan Agent and the 1996 Lease Agent in the form of Exhibit J
                                                                  ---------
               attached hereto ("REBORROWING REQUEST") or such other form as shall be acceptable to the Loan Agent and the 1996 Lease Agent. Each Reborrowing Request shall constitute a deemed representation and warranty by the Company that the conditions contained in each of the Credit Documents to the making of such a Reborrowing Loan have been satisfied. Each Reborrowing Request must be received by the Loan Agent and the 1996 Lease Agent prior to 10:00 A.M., Chicago time, on the proposed date of such borrowing (which must be a Business Day) and shall specify (i) the aggregate principal amount of such borrowing, (ii) the amount of such borrowing to be funded by the 1996 Lease Lenders and the amount of such borrowing to be funded by the Revolving Lenders, allocated between the 1996 Lease Lenders and the Revolving Lenders in accordance with their respective Pro Rata 1996 Shares, and (iii) the proposed date of borrowing (which must be a Business Day).

                    (D) Subject to the terms and conditions set forth in this Agreement, the Credit Agreement, the 1996 Master Lease and the other Credit Documents, each of the Revolving Lenders and 1996 Master Lease Lenders, severally and for itself alone, from time to time during the Reborrowing Availability Period agrees to make loans to the Company on a revolving basis, at such times and in an amount equal to its Pro Rata 1996 Share of the Reborrowing Availability Amount (each, a "REBORROWING LOAN" and collectively, the "REBORROWING LOANS"). It is expressly understood and agreed that, notwithstanding anything to the contrary in any Credit Document, all of the conditions for the making or repayment of Reborrowing Loans that are specified in this Agreement or any of the Credit Agreement, the 1996 Master Lease or the other Credit Documents must be satisfied before any 1996 Lender has any obligation to fund its respective share of the relevant Reborrowing Loan.

                    (E) The aggregate amount requested from the 1996 Lenders in connection with each Reborrowing Loan shall be in a principal amount of $1,000,000 or an integral multiple thereof. All Reborrowing Loans shall be pro rata among the 1996 Lease Lenders and the Revolving Lenders in accordance with their respective Pro Rata 1996 Share.

                    (F) Voluntary prepayments of the Reborrowing Loans shall be governed by and subject to the terms of each of Section 2.7 of
                                                               -----------
               the Credit Agreement and Section IIA of the 1996 Master Lease
                                        -----------
               Agreement.

          (c)  Mandatory Prepayments resulting from Budget Variance.  In
               ----------------------------------------------------
     addition to repayments under clauses (a) and (b) above, if at any time and
                                  -----------     ---
     for any reason the amounts borrowed pursuant to the Liquidity Loans or the Reborrowing Loans are not used for the purposes and within the parameters established in the Budget, the Company shall immediately make a mandatory prepayment of the applicable Secured Obligations in an amount equal to the amount utilized other than in conformity with the Budget.

          (d)  Nothing in this Section 3.15 shall be construed to constitute the
                               ------------
     consent of any of the parties to this Agreement to any transaction referred to in clauses (a) and (b) above which is prohibited by other terms
                    -----------     ---
     of this Agreement, the Credit Agreement or the 1996 Master Lease Agreement. In addition, nothing in this Section 3.15 or anywhere else in the Agreement
                                  ------------
     shall be construed to constitute the consent of Sanwa Business Credit Corporation to any transaction referred to in clause (a) above with respect
                                                   ----------
     to the Sanwa Collateral which is prohibited by the terms of the documents, instruments or agreements governing the Supplemental Obligations secured by the Sanwa Collateral..

          SECTION 3.16  Collection Account  Arrangements.  (a)  All collections
                        --------------------------------
     of receipts from each individual Store and other proceeds of Collateral shall be deposited in a Collection Account which prior to the date that is 30 days after the Restructuring Effective Date is subject to a Collection Account Agreement or pursuant to another similar arrangement for the collection of such amounts established by the Company or any of its Subsidiaries and the Common Collateral Agent and shall be transferred in accordance with the provisions of the respective Collection Account Agreements. Any of the foregoing collections received by the Company or any of its Subsidiaries and not so deposited, shall be deemed to have been received by the Company or such Subsidiary as the Common Collateral Agent's trustee and, upon the Company's or such Subsidiary's receipt thereof, the Company shall or shall cause such Subsidiary to immediately transfer all such amounts into a Collection Account in their original form. Such deposits shall be remitted to the Common Collateral Agent, the Company or as the Common Collateral Agent may direct, all in accordance with the provisions of the Collection Account Agreements. The Company hereby represents and warrants that as of the Restructuring Effective Date,

     Schedule 3.16(a) contains a true and accurate list of all bank accounts
     ----------------
     maintained by the Company and each of its Subsidiaries.

          (b) Following the Collection Account Blockage Date and during the continuance of a Default (other than, during the Suspension Period, a Suspended Default) giving rise thereto, all payments received by the Common Collateral Agent and all proceeds of other Collateral received by the Common Collateral Agent, whether through payment or otherwise, will be the sole property of the Common Collateral Agent for the benefit of each of the holders of Secured Obligations and will be deemed received by the Collateral Agent for application to the Secured Obligations pursuant to the terms of the Intercreditor Agreement.

          (c) Notwithstanding the foregoing, the Company and its Subsidiaries shall be permitted to maintain bank accounts with parties which are not subject to Collection Account Agreements provided that (i) the balances in such accounts are deposited not less frequently than once per week into one of the Collection Accounts and (ii) the aggregate balance in all such accounts shall not exceed $350,000 at any time.

     1.6  ARTICLE IV OF THE FACILITIES AGREEMENT IS AMENDED AS FOLLOWS:
          ----------

          (A)  SECTION 4.1 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE
               -----------
     CLAUSES (10) AND (11) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               (10) Liens arising (i) pursuant to the 1996 Lease Documents, (ii) pursuant to the 1995 Lease Documents, (iii) in favor of the Common Collateral Agent to secure the Liquidity Obligations, the Revolving Obligations, the 1996 Lease Obligations, the Cash Management Obligations and the Supplemental Obligations and (iv) on the Sanwa Collateral to secure the Supplemental Obligations owing to Sanwa Business Credit Corporation; provided, that:
     --------

                    (a) at no time shall the Financial Lease Debt arising from the 1995 Lease Documents exceed in principal amount $59,670,000,

                    (b) at no time shall the obligations under the 1995 Lease
               Documents be secured by any collateral other than the 1995 Lease Collateral;

                    (c) at no time shall the Supplemental Obligations to Sanwa Business Credit Corporation exceed in principal amount $6,980,000; and

                    (d) each holder of the Debt secured by such Liens other than the 1995 Lease Lenders and the 1996 Lease Lenders (other than the Lead 1996 Lease Lenders) shall be a party to the Intercreditor Agreement and each of the 1996 Lease Lenders and each other participant in any of the Liquidity Obligations, the Revolving Obligations, the 1996 Lease Obligations, the Cash Management Obligations and the Supplemental Obligations shall acknowledge and agree to be bound by the terms of the Intercreditor Agreement;

               (11) Other Liens incurred prior to the Restructuring Effective Date and which are not of the type permitted by the foregoing clauses
                                                                        -------
          (1) through (10), provided, that the aggregate amount of Debt secured
          ---         ----  --------
          by such Liens shall in no event exceed Ten Million Dollars ($10,000,000).

          (B)  SECTION 4.2 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE
               -----------
     CLAUSES (1), (6), (8), (9), (12) AND (13) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:


(1)  Debt of the Company:

                    (a) under the Credit Documents, provided, that at no time
                                                    --------
               shall (i) Debt consisting of Revolving Obligations arising from the Credit Agreement exceed $57,115,000, (ii) Debt consisting of Liquidity Obligations arising from the Credit Agreement exceed $35,000,000, (iii) Debt arising from the 1996 Master Lease Agreement exceed $166,125,000;

                    (b) arising out of the Cash Management Arrangements; and

                    (c) Financial Lease Debt arising from the 1995 Lease Documents, provided at no time shall such Financial Lease Debt
                          --------
               exceed in principal amount $59,670,000; ...

               (6) Debt which constitutes indebtedness for borrowed money owed by a Financed Franchisee to a Person other than the Company (including, without limitation, any funding by landlords of leasehold improvements) which indebtedness is in existence on the date such Financed Franchisee becomes a Financed Subsidiary, and any renewal, extension or refinancing of such Debt, provided, that both before and
                                                 --------
          after giving effect to such Financed Franchisee becoming a Financed Subsidiary no Default or Event of Default (other than, during the Suspension Period, a Suspended Default) shall exist or be continuing, and provided further, that the outstanding principal amount of such
              -------- -------
          Debt shall at no time exceed the principal amount of such Debt outstanding on the date such Financed Franchisee becomes a Financed Subsidiary;

                    (8)  Debt which constitutes Current Pay Subordinated Debt,

               provided, that such Debt was incurred prior to the Restructuring
               --------
               Effective Date;

                    (9) Debt which constitutes Non-Current Pay Subordinated Debt, provided that such Debt was incurred prior to the
                     --------
               Restructuring Effective Date;...

                    (12) Debt incurred or assumed in connection with Investments and other acquisitions permitted under this Agreement, provided, that such Debt was incurred prior to the
                          --------
               Restructuring Effective Date; and

                    (13) Unsecured Debt not of the type described in the foregoing clauses (1) through (12) in an aggregate principal
                         -----------         ----
               amount not to exceed at any one time outstanding Twenty-Five Million Dollars ($25,000,000), provided, that such Debt was
                                              --------
               incurred prior to the Restructuring Effective Date and not in contemplation thereof.

          (C) SECTION 4.4 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE REFERENCES THEREIN TO "A MASTER LEASE" OR THE "THE MASTER LEASES" THEREFROM AND TO SUBSTITUTE THE TERMS "THE 1995 MASTER LEASE" THEREFOR.

          (D) SECTION 4.5 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               SECTION 4.5  Sale and Leaseback.  Sell, transfer, or otherwise
                            ------------------
     dispose of, or permit any Restricted Subsidiary to sell, transfer, or otherwise dispose of, any real or personal property or fixtures to any Person and thereafter directly or indirectly lease back the same or similar property.

          (E)  SECTION 4.6 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE
               -----------
     TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

                    SECTION 4.6  Dividends.  Declare or pay any dividends; or
                                 ---------
          purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Company; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of, any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Restricted Subsidiaries (unless failure to so permit would constitute a breach of fiduciary duty) to purchase or otherwise acquire for value any stock of the Company or another Restricted Subsidiary, except that (1) the Company may declare and deliver dividends and make distributions payable solely in (a) common capital stock of the Company or (b) dividends on any Permitted Junior Securities (as defined below) payable in Permitted Junior Securities of the same type, (2) in connection with the purchase of minority equity interests held by Persons in any Restricted Subsidiary of the Company, the Company may issue its 10% Series A Exchangeable Preferred (par value .01 per share) or other equity securities which are pari passu or junior thereto; provided (x) the redemption date thereof
                                   --------
          shall not be earlier than the redemption date in the 10% Series A Exchangeable Preferred as of the Restructuring Effective Date, (y) no cash dividends shall be payable in respect thereof and (z) the terms and conditions thereof shall not be adverse in any respect to the interests of the Lenders (collectively, the "Permitted Junior Securities") or (3) Guarantors may purchase or otherwise acquire for value stock of the Company, provided, that any such Guarantor shall
                                      --------
          use such stock as consideration for or in connection with any acquisition permitted pursuant to this Agreement.

          (F)  SECTION 4.7 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE
               -----------
     TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

                    SECTION 4.7  Sale of Assets.  Provided the proceeds thereof
                                 --------------
          are paid in accordance with the provisions of Section 3.15(a), if
                                                        ---------------
          applicable, sell, lease, assign, transfer, or otherwise dispose of, or permit any Restricted Subsidiary to sell, lease, assign, transfer, or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Restricted Subsidiaries, receivables, real property, leasehold interests, franchise agreements, trademarks, trade names, copyrights, licenses and other general intangible interests), except:

                    (1) for assets disposed of in the ordinary course of
               business;

                    (2) for the sale or other disposition of assets no longer
               used or useful in the conduct of its business provided that the aggregate amount of all such dispositions from and after the Restructuring Effective Date shall not exceed $250,000;

                    (3) for (a) the sale, leasing or other disposition of real property or the subleasing of leasehold interests entered into prior to the Restructuring Effective Date (or, in the case of the five properties for which de facto lease arrangements were
                                         -- -----
               entered into prior to the Restructuring Effective Date but for which the formal leases are not entered into until after the Restructuring Effective Date and the cash flow from which is reflected in the Budget, entered into after the Restructuring Effective Date) to an Unrestricted Subsidiary or a franchisee of an Unrestricted Subsidiary for the operation of a retail bagel outlet or (b) the leasing of real property or the subleasing of leasehold interests to any other Person entered into prior to the Restructuring Effective Date;

                    (4) that any Restricted Subsidiary may sell, lease, assign, or otherwise transfer its assets (other than the Sanwa Collateral) to the Company or any Guarantor; provided, adequate
                                                             --------
               provision has been made, on or prior to the consummation of such transaction for the continuation of the liens of the Common Collateral Agent and (if applicable) the 1996 Lease Agent in the assets so transferred pursuant to documentation reasonably acceptable to the Common Collateral Agent and and (if applicable) the 1996 Lease Agent provided further that in the case of a transfer to a Guarantor which is a Special Purpose Subsidiary, such assets are of a type permitted to be owned by a Special Purpose Subsidiary pursuant to clause (3) of the definition of "Special Purpose Subsidiary";

                    (5) that the Company or any Restricted Subsidiary may sell, lease, assign or otherwise transfer to a Franchisee any real property, leasehold interests or personal property associated with the operation of Stores, provided that (i) such sale, lease,
                                             --------
               assignment or transfer is on commercially reasonable terms negotiated at arms' length; (ii) after giving effect to such sale, lease, assignment or transfer no Default or Event of Default shall exist or be continuing (other than, during the Suspension Period, a Suspended Default) and (iii) the Net

               Cash Proceeds thereof are paid to the Common Collateral Agent pursuant to Section 3.15;
                           ------------

                    (6) that the Company may sell the capital stock of ENBC
               which it owns (and the Common Collateral Agent shall promptly release any Liens in favor of the Common Collateral Agent on such capital stock); provided, that (a) such sale is on commercially
                               --------
               reasonable terms negotiated at arms' length; (b) at least ninety percent (90%) of the aggregate sales price is for cash; (c) any non-cash proceeds received by the Company are pledged to the Common Collateral Agent pursuant to the Pledge Agreement; and (d) all Net Cash Proceeds received by the Company from such sale are paid to the Common Collateral Agent pursuant to Section 3.15.
                                                               ------------

                    (7) for any issuances or sales of the capital stock,
               partnership units or other equity interests of any Restricted Subsidiary or other Person permitted pursuant to Section 4.11;
                                                                ------------
               provided the Net Cash Proceeds thereof are paid to the Common Collateral Agent as an Asset Sale Prepayment;

                    (8) for any sale, lease, assignment, transfer or other
               disposition permitted or required by any Master Lease as such agreement is constituted as of the Restructuring Effective Date and without taking into account any subsequent amendment thereto other than, in the case of the 1996 Master Lease, amendments thereto that are not in contravention of the Intercreditor Agreement;

                    (9) for any disposition of operating assets permitted by the first proviso in Section 3.4; provided the Net Cash Proceeds
                                -----------
               thereof are, subject to the second proviso of Section 3.4, paid to the Common Collateral Agent as an Asset Sale Prepayment;

                    (10) for any transfer by the Company to a Guarantor of the
               Company's conversion rights, options, first refusal rights or preemptive rights provided in any Financed Franchisee Loan Documents or otherwise, provided that such conversion rights or
                                       --------
               other rights are exercised by the Guarantor within 10 days after such transfer and in connection therewith the Company shall be in compliance with the provisions of Section 3.11; and
                                                 ------------

                    (11) for other dispositions by the Company or any Restricted
               Subsidiary not of the type described in the foregoing clauses (1)
                                                                     -----------
               through (10), provided, that the Net Cash Proceeds thereof are
                        --   --------
               paid to the Common Collateral Agent as an Asset Sale Prepayment;

          and in the case of any such sale, assignment, transfer or other disposition of title, the Common Collateral Agent and (if applicable) the 1996 Lease Agent shall promptly execute, at the Company's expense, all documents reasonably necessary to release any Lien in favor of the Common Collateral Agent or the 1996 Lease Agent, as the case may be, on the disposed assets (but not the proceeds thereof).

          (G)  SECTION 4.8 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE
               -----------
     TERMS OF CLAUSES (1), (3), (5) AND (11) THEREOF IN THEIR ENTIRETY AND TO
              -----------  ---  ---     ----
     SUBSTITUTE THE FOLLOWING THEREFOR:

               (1) loans and advances made by the Company to (a) Financed Franchisees and either (y) outstanding as of the Restructuring Effective Date or (z) made after the Restructuring Effective Date provided such loans and advances are made consistent with and within the parameters set forth in the Budget; provided, that (i) the initial
                                                  --------
          loans or advances to any Financed Franchisee are or have been made pursuant to Financed Franchisee Loan Documents in which the Common Collateral Agent for the benefit of the Creditors as their interests appear shall have been granted a security interest pursuant to, and which Financed Franchisee Loan Documents are subject to the terms of, the Collateral Assignment of Loan, (ii) such loans or advances are evidenced by promissory notes pledged to the Common Collateral Agent for the benefit of the Creditors as their interests appear pursuant to the Pledge Agreement, (iii) all such loans and advances to Financed Franchisees shall be secured in the manner described in paragraph (3)
                                                                  -------------
          of Schedule 1.1.B, and (iv) all Liens in favor of the Company securing
             --------------
          such loans and advances are duly perfected; (b) Financed Subsidiaries;

          provided, that (i) such loans and advances are made pursuant to
          --------
          Financed Subsidiary Loan Documents in which the Common Collateral Agent for the benefit of the Creditors as their interests appear shall have been granted a security interest pursuant to, and which Financed Subsidiary Loan Documents are subject to the terms of, the Collateral Assignment of Loan, (ii) such loans or advances are evidenced by promissory notes pledged to the Common Collateral Agent for the benefit of the Creditors as their interests appear pursuant to the Pledge Agreement and (iii) all Liens in favor of the Company securing such loans and advances are duly perfected prior to the initial loan or advance thereunder; (c) Guarantors; provided, that such loans and
                                                 --------
          advances are evidenced by promissory notes pledged to the Common Collateral Agent for the benefit of the Creditors as their interests appear pursuant to the Pledge Agreement; and (d) to the extent and only to the extent a Sublease may be deemed to be a loan or advance, to Franchisees or Financed Subsidiaries as lessees under a Sublease; ...

               (3) Investments in Unrestricted Subsidiaries made prior to the Restructuring Effective Date;...

               (5)(a) Investments in Progressive Food Concepts, Inc., a Delaware corporation, made after the Restructuring Effective Date but only to the extent committed to prior to (but not in contemplation of) the Restructuring Effective Date and consistent with the Budget; and
          (b) loans and advances by the Company or Progressive Food Concepts, Inc. to Harry's Farmer's Market, Inc., a Georgia corporation, in a maximum outstanding principal amount not to exceed at any time the amount of loans and advances which are outstanding on, or for which commitments have otherwise been made prior to (but not in contemplation of) the Restructuring Effective Date and consistent with the Budget, provided, that all such Investments (whether in the form
                      --------
          of equity or Debt) are pledged to the Common Collateral Agent for the benefit of the Creditors as their interests appear pursuant to the Pledge Agreement;...

               (11) loans and advances not of the type described in the foregoing clauses (1) through (10) in the aggregate principal amount not to exceed at any one time outstanding Six Million Dollars ($6,000,000), provided such loans and advances are pledged to the Common Collateral Agent pursuant to the Pledge Agreement.

          (H)  SECTION 4.9 OF THE FACILITIES AGREEMENT IS AMENDED TO RENUMBER
               -----------
     CLAUSE (5) THEREOF AS CLAUSE (6) AND TO ADD THE FOLLOWING THERETO AS NEW CLAUSE (5 ):

               (5) guaranties executed by the Company or any of its Subsidiaries to guaranty any Cash Management Obligations or Supplemental Obligations or otherwise entered into in favor of any of the Creditors on or prior to the Restructuring Effective Date and which are described on Schedule 4.9 hereto; and
                                 ------------

          (I)  SECTION 4.12 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE
               ------------
     CLAUSE (1) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
     THEREFOR:

               (1) the Company, any Guarantor, any Financed Subsidiary or any Special Purpose Subsidiary may purchase, acquire or otherwise take title to real property and to "Lease Asset" (as defined in the 1996 Master Lease) (a) in accordance with the terms and provisions of the 1996 Master Lease Agreement or (b) on which Stores are to be operated; provided that such real property or Lease Asset are subject to a lien in favor of either the Common

          Collateral Agent or the 1996 Lease Agent, in either event, on behalf of the Creditors as their interests appear;

          (j)  SECTION 4.13 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE
               ------------
     CLAUSE (2) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
     THEREFOR:

          (2) Subordinated Debt and interest thereon may be converted into equity of the Company.

          (k)  SECTION 4.14 OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE
               ------------
     CLAUSE (2) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
     THEREFOR:

          (2) permit the aggregate principal amount of Debt of all Financed Franchisees which is owed to Persons other than the Company and which is senior to any Debt of such Financed Franchisee owed to the Company to exceed at any time $14,575,000.

          (l)  SECTION 4.15 OF THE FACILITIES AGREEMENT IS AMENDED TO ADD THE
               ------------
     FOLLOWING AT THE END THEREOF:

          During the Specified Liquidity Period, the Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the credit accommodations extended by the Creditors after the Restructuring Effective Date, directly or indirectly, for any purpose or in any amount not consistent with the Budget.

          (m) ARTICLE IV OF THE FACILITIES AGREEMENT IS AMENDED TO ADD THE FOLLOWING AT THE END THEREOF:


               SECTION 4.16  Fixed Fee Distribution Agreement.  During the
                             --------------------------------
          Specified Liquidity Period, the Company shall not amend, modify or supplement (or consent to any amendment, modification or supplement of), the Fixed Fee Distribution Agreement where such amendment, modification or supplement provides for the following or which has any of the following effects:

                    (i) requires the Company, any Restricted Subsidiary, any
               Financed Subsidiary, any Financed Franchisee, any Affiliate of the Company, any Affiliate of any of the foregoing, or any other party to whom the Fixed Fee Distribution Agreement applies to make payment to Marriott or any other party for goods or services within fewer than seven (7) days from the date of the provision of such goods or services (five (5) days on each Friday for goods delivered the prior weekend); or

                    (ii) amends or modifies any condition, covenant or default therein or supplements such agreement with additional conditions, covenants or defaults in a manner which is more onerous or more restrictive to the Company, any Restricted Subsidiary, any Financed Subsidiary, any Financed Franchisee, any Affiliate of the Company, any Affiliate of any of the foregoing, or any other party to whom the Fixed Fee Distribution Agreement applies or which is otherwise materially adverse to the Company, any Restricted Subsidiary, any Financed Subsidiary, any Financed Franchisee, any Affiliate of the Company, any Affiliate of any of the foregoing, or any other party to whom the Fixed Fee Distribution Agreement applies and/or the Creditors.

     1.7 ARTICLE V OF THE FACILITIES AGREEMENT IS AMENDED TO DELETE THE LEAD-IN LANGUAGE AT THE BEGINNING OF SECTION 5.3 IN ITS ENTIRETY AND TO SUBSTITUTE THE
                             -----------
FOLLOWING THEREFOR:

               Maintain, for each fiscal quarter occurring during the respective fiscal periods set forth below, average Store Revenues for all Stores (whether operated by the Company or any of its Subsidiaries or Franchisees), as determined as of the last day of each fiscal period, of not less than the amount set forth below opposite such fiscal period:

     1.8  THE FACILITIES AGREEMENT IS AMENDED TO ADD THE FOLLOWING ARTICLE V-A
                                                                   -----------
IMMEDIATELY PRECEDING ARTICLE VI.
                      ----------


                                  ARTICLE V-A

                            RESTRUCTURING COVENANTS
                            -----------------------

          So long as any Debt of the Company or any Guarantor arising under any of the Credit Documents shall remain unpaid or any Creditor shall have any contractual obligation under any Credit Document to extend credit of any nature to the Company, the Company will:

               SECTION 5A.1 General EBITDAL. Maintain cumulative System EBITDAL,
                            ---------------
          tested for the period from April 20, 1998 to the end of each accounting period set forth below, that is at least the amount set forth below for the period ended with the accounting period set forth below (the "GENERAL EBITDAL COVENANT"):

MEASUREMENT PERIOD:                 MINIMUM CUMULATIVE
FROM APRIL 20, 1998 TO THE END      EBITDAL FOR SUCH
OF THE ACCOUNTING PERIOD SET        MEASUREMENT PERIOD
FORTH BELOW
-------------------------------------------------
Accounting Period 6 ending           ($4,400,000)
 June 14, 1998
-------------------------------------------------
Accounting Period 7 ending July     ($10,800,000)
 12, 1998
-------------------------------------------------
Accounting Period 8 ending          ($18,300,000)
 August 9, 1998
-------------------------------------------------
Accounting Period 9 ending          ($20,400,000)
 September 8, 1998
-------------------------------------------------
Accounting Period 10 ending         ($21,800,000)
 October 4, 1998
-------------------------------------------------


          Notwithstanding anything to the contrary contained in this Agreement or the 1996 Master Lease Agreement, the Company shall, on and after the Restructuring Effective Date, continue to calculate System EBITDAL on a basis consistent with its calculations prior to the Restructuring Effective Date.

               SECTION 5A.2  Liquidity EBITDAL. Maintain during the Specified
                             -----------------
          Liquidity Period cumulative System EBITDAL, tested for the period from April 20, 1998 to the end of each accounting period set forth below, that is at least the amount set forth below for the period ended with the accounting period set forth below (the "LIQUIDITY EBITDAL COVENANT"):



MEASUREMENT PERIOD:                 MINIMUM CUMULATIVE
FROM APRIL 20, 1998 TO THE END      EBITDAL FOR SUCH
 OF THE ACCOUNTING PERIOD SET       MEASUREMENT PERIOD
 FORTH BELOW
-------------------------------------------------
Accounting Period 6 ending           ($4,000,000)
 June 14, 1998
-------------------------------------------------
Accounting Period 7 ending July     ($10,000,000)
 12, 1998
-------------------------------------------------

MEASUREMENT PERIOD:                     MINIMUM CUMLATIVE
FROM APRIL 20, 1998 TO THE END          EBITDAL FOR SUCH
OF THE ACCOUNTING PERIOD SET            MEASUREMENT PERIOD
FORTH BELOW

Accounting Period 8 ending                ($17,000,000)
 August 9, 1998

Accounting Period 9 ending                ($18,500,000)
 September 8, 1998
Accounting Period 10 ending               ($19,500,000)
 October 4, 1998
------------------------------------------------------

          Notwithstanding anything to the contrary contained in this Agreement or the 1996 Master Lease Agreement, the Company shall, on and after the Restructuring Effective Date, continue to calculate System EBITDAL on a basis consistent with its calculations prior to the Restructuring Effective Date.

               SECTION 5A.3  Budget Variance.  Not, and will not permit its
                             ---------------
          Restricted Subsidiaries, Financed Subsidiaries, and Financed Franchisees, during the Specified Liquidity Period to permit actual expenditures to vary from the Budget by more than the variance parameters set forth therein.

     1.9  ARTICLE VI OF THE FACILITIES AGREEMENT IS AMENDED AS FOLLOWS:

          (A)  TO DELETE THE TERMS OF SECTION 6.1 THEREOF IN THEIR ENTIRETY AND
                                      -----------
     TO SUBSTITUTE THE FOLLOWING THEREFOR:

                                   ARTICLE VI

                               EVENTS OF DEFAULT

               SECTION 6.1 Events of Default. If any of the following events ("EVENTS OF DEFAULT") shall occur:

                    (1) Any representation or warranty made or deemed made (pursuant to any Credit Document) by the Company or any Subsidiary in this Agreement or any other Credit Document or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Credit Document shall prove, in light of the circumstances under which it was made, to have been incorrect in any material respect on or as of the date made or deemed made;

                    (2) The Company or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 3.15(a), 3.15(b), 3.16, 4.3, 4.4, or 4.6 through 4.14 of this
               Agreement applicable thereto;

                    (3) The Company or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Sections 4.1, 4.2, 4.5, in Article V or in Section 5A.1 of this Agreement and such failure shall continue for four (4) Business Days after the earlier of discovery, notification or final calculation thereof applicable thereto;

                    (4) The Company or any Subsidiary shall fail to perform or observe any other term, covenant, or agreement contained in any Credit Document applicable thereto (other than those Sections referenced in the foregoing clauses (2) and (3) and other than those defaults arising under clause (14) below) on its part to be performed or observed and such failure shall continue for fifteen
               (15) Business Days following notice thereof from any of the Loan Agent, the 1996 Lease Agent, the Required Liquidity Lenders (during the Specified Liquidity Period) or the Required Creditors;

                    (5) The Company or any Restricted Subsidiary shall (i) fail to make any payment of principal, interest, premium, rents or fees with respect to any indebtedness for borrowed money (including, without limitation, the Liquidity Note, the Revolving Notes and the 1996 Lease Obligations) or any Financial Lease Debt of the Company or such Restricted Subsidiary in an amount (for indebtedness other than under the Credit Documents) in excess of $1,000,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and any applicable grace periods shall have expired (and in the case of indebtedness for borrowed money, other than the Revolving Notes, the Liquidity Note or the 1996 Lease Obligations or Financial Lease Debt, the amount which the Company or any Restricted Subsidiary so fails to pay is in excess of $1,000,000), or (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any indebtedness for borrowed money (including, without limitation, the Revolving Notes, the Liquidity Note and the 1996 Lease Obligations) or any Financial Lease Debt of the Company or such Restricted Subsidiary in an amount in excess of $1,000,000, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration, after the giving of notice, of the maturity of such indebtedness, unless such failure to perform or observe shall be waived by the holder of such indebtedness or Financial Lease Debt without any material payment or other material accommodation on the part of the Company or such Restricted Subsidiary; or any such indebtedness or Financial Lease Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

                    (6) The Company, any of its Significant Subsidiaries or any aggregation of its Subsidiaries which together would constitute a Significant Subsidiary (a) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (e) by any act or omission shall indicate its consent to, approval of, or knowing acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more;

                    (7) Any Financed Franchisee shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) amounts which individually or in the aggregate equal or exceed $2,000,000 owed to the Company in connection with indebtedness for borrowed money (including any interest or premium thereon) and any applicable grace period shall have expired;

                    (8) One or more judgments, decrees, or orders for the payment of money in excess of the greater of 3% of the consolidated net worth of the Company and its Restricted Subsidiaries at such time or of two million Dollars ($2,000,000) in the aggregate shall be rendered against the Company or any of its Subsidiaries, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of twenty (20) consecutive days without being vacated, discharged, satisfied, escrowed, stayed or bonded pending appeal;

                    (9) Any of the following events occur or exist with respect to the Company or any ERISA Affiliate: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance that might reasonably constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, would be reasonably likely in the opinion of either the Loan Agent or the Lease Agent to subject the Company to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed two million Dollars ($2,000,000) and such event or condition remains unsatisfied after fifteen (15) Business Days from its initial occurrence or results in a Lien (subject to Liens permitted under Section 4.1) on Company's assets;

                    (10) Any Guaranty shall, at any time after its execution
               and delivery and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the respective Guarantor, or the respective Guarantor shall deny it has any further liability or obligation under or shall fail to perform its material obligations under such Guaranty (subject to any applicable grace periods set forth therein);

                    (11) With respect to any Common Collateral Document or 1996
               Lease Document (to the extent it grants to the 1996 Lease Agent a security interest or other Lien):

                         (a) any such Common Collateral Document or 1996 Lease Document shall for any reason cease to be valid and binding on or enforceable against the Company or any Subsidiary party thereto or the Company or any Subsidiary shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                         (b) such Common Collateral Document or 1996 Lease Document shall for any reason (other than pursuant to the terms thereto) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected security interest having the priority as set forth in the Credit Documents subject only to Permitted Liens (other than as a result of a release).

                    (12) Any Change of Control;

                    (13) Any Material Adverse Change; or

                    (14) Any of the following shall occur at any time during the Specified Liquidity Period:

                              (a) Marriott, any party entitled to take such action pursuant to the Fixed Fee Distribution Agreement, or any party providing the types of goods or services that were being provided pursuant to the Fixed Fee Distribution Agreement as of the Restructuring Effective Date shall either (i) require the Company, any Subsidiary, any Financed Subsidiary, any Financed Franchisee, any Affiliate of the Company, any Affiliate of any of the foregoing, or any other party to whom the Fixed Fee Distribution Agreement applies to make payment to Marriott or any other party for goods or services within less than seven (7) days from the date of the provision of such goods or services (five (5) days on each Friday for goods delivered the prior weekend), or (ii) declare a default, event of default, breach, or take any enforcement or similar action pursuant to the Fixed Fee Distribution Agreement or any other agreement (whether or not written) pursuant to which goods or services are being provided and such requirement under clause (i) or declaration under clause (ii) continues for five (5) Business Days from the date of its initial occurrence provided it is
                                                            --------
                         expressly understood and agreed that during such five-Business Day period the Borrower shall not make payments or otherwise reduce the outstanding principal balance of the accounts payable to Marriott other than as a result of ordinary course fluctuations in the daily distribution requirements of the Company and its Subsidiaries; or

                              (b) The Company or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Section 3.15(c), the last sentence of
                                      ---------------
                         Section 4.15, Section 4.16, Section 5A.2, Section 5A.3,
                         ------------  ------------  ------------  ------------
                         Section 6.1(14) or Section 2(c)  of the Confidential
                         ---------------    ------------
                         Agreement.

          (B)  TO ADD THE FOLLOWING THERETO IMMEDIATELY AFTER SECTION 6.2:
                                                              -----------

               SECTION 6.3  Suspension Period Forbearance.  During the
                            -----------------------------
          Suspension Period, the Common Collateral Agent, the Revolving Lenders, Liquidity Lenders and Issuing Lenders, acting herein through the Loan Agent and the 1996 Lease Lenders, acting herein through the 1996 Lease Agent, agree to refrain from exercising the enforcement rights afforded to such parties under the Credit Agreement, 1996 Lease Agreement, Intercreditor Agreement or the other Credit Documents and applicable law in each case which arise upon the occurrence of a Suspended Default (it being understood that for all purposes hereof and under the other Credit Documents, any Suspended Default that shall have occurred or shall occur during the Suspension Period, shall be deemed, during such Suspension Period, not to be a "Default"), provided that such Creditors shall retain their rights that exist prior to the occurrence of a Suspended Default with respect to the disposition by any of the Company or any of its Subsidiaries of any collateral securing the Secured Obligations. On the Suspension Termination Date, each such Suspended Default, shall be deemed to have occurred and be continuing from and after the original date on which such Suspended Default shall have actually occurred and such Creditors shall have full right, power and authority to exercise the enforcement rights afforded to such Creditors upon the occurrence of a Default under the Credit Documents and applicable law.

     1.10 ARTICLE VII OF THE FACILITIES AGREEMENT IS AMENDED TO ADD THE FOLLOWING AT THE END THEREOF:

               7.13  Press Releases.  The Company shall not and shall not permit
                     --------------
          any of its Affiliates to issue any press release or other public disclosure with respect to this Agreement, the other Credit Documents or the transactions which are the subject matter thereof which mentions or uses the name of any of the Lenders or 1996 Lease Lenders (in their individual capacities or in any of their various representative capacities) or any of their respective Affiliates without the prior written approval of such Lender. The Company shall not and shall not permit any of its Affiliates to issue in the future any press releases or other public disclosure using the name of any of the Lenders or 1996 Lease Lenders (in their individual capacities or in any of their various representative capacities) or any of their respective Affiliates or referring to this Agreement or the other Credit Documents without the prior written consent of such Lender or 1996 Lease Lender unless the Company or such Affiliate is required to do so under law and then, in any event, the Company or such Affiliate will consult with the applicable Lender, 1996 Lease Lender, Lenders, 1996 Lease Lenders before issuing such press release or other public disclosure.

               7.14.  No Duties Imposed Upon Co-Agents.  None of the Persons
                      --------------------------------
          identified in this Agreement as a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any of the other Credit Documents in such capacity. Without limiting the foregoing, none of the Persons identified in this Agreement as a "Co-Agent" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. Each of the Lenders acknowledges that it has not relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement, the Second Credit Agreement Amendment or the Intercreditor Agreement or in taking or not taking action hereunder or thereunder.


     1.11 THE FACILITIES AGREEMENT IS FURTHER AMENDED TO DELETE THE SCHEDULES AND EXHIBITS THERETO IN THEIR ENTIRETY AND TO SUBSTITUTE THE ATTACHED SCHEDULE AND EXHIBITS THEREFOR.

          SECTION 2.     CONDITIONS TO EFFECTIVENESS.  This Amendment shall not
                         ---------------------------
become effective unless on or before July 16, 1998 each of the following shall have occurred:

          (a) this Amendment shall have been executed by the Company, the Loan Agent and the 1996 Lease Agent;

          (b) each of the conditions set forth in Section 3 of the Second Credit
                                                  ---------
     Amendment and Section 3 of the 1996 Lease Amendment No. 2 shall have been
                   ---------
     satisfied;

          (c) the Company shall have paid all fees required to be paid to the Agents (whether for their own accounts or the accounts of the Creditors set forth therein) pursuant to the terms of the Confidential Agreement on or prior to the effectiveness hereof;

          (d) the Company shall have reimbursed the Agents for all fees and expenses of counsel, financial advisors and other professionals;

          (e) the Agents shall have received the other documents, instruments and agreements set forth on the List of Closing Documents (Restructuring) and the List of Closing Documents (Rollup) attached as Exhibit K hereto,
                                                            ---------
     in each case in form and substance acceptable to the Agents and duly executed by the parties thereto; and

          (f) the Agents shall have received such other approvals, opinions or documents as the Agents or any Creditor may reasonably request.

          SECTION 3.     REPRESENTATIONS AND WARRANTIES. To induce the Agents to
                         ------------------------------
enter into this Amendment, the Company represents and warrants to each such party as of the date hereof that:

     (a) This Amendment and the Facilities Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

     (b) Upon the effectiveness of this Amendment, the Company hereby reaffirms all covenants, representations and warranties made in the Facilities Agreement and the other Loan Documents and 1996 Lease Documents to the extent the same are not amended or waived hereby or pursuant to the Second Credit Agreement Amendment or the 1996 Lease Amendment No. 2, as the case may be, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (c) No Default or Event of Default, other than the Suspended Defaults, has occurred under the Facilities Agreement, the Credit Agreement or the 1996 Master Lease.

          SECTION 4.     REFERENCE TO THE EFFECT ON THE FACILITIES AGREEMENT.
                         ---------------------------------------------------

     (a)  Upon the effectiveness of Section 1 hereof, on and after the date
                                    ---------
hereof, each reference in the Facilities Agreement and the other Credit Documents to "this Facilities Agreement," "hereunder," "hereof," "herein," "thereunder," "thereof," "therein" or words of like import shall mean and be a reference to the Facilities Agreement as amended hereby.

     (b) Except as specifically modified or waived above, the Facilities Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          SECTION 5.     GOVERNING LAW.  This Amendment shall be governed by and
                         -------------
construed in accordance with the internal laws of the State of New York.

          SECTION 6.     HEADINGS.  Section headings in this Amendment are
                         --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          SECTION 7.     COUNTERPARTS.  This Amendment may be executed by one or
                         ------------
more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile transmission of the signature of any party hereto sent to either the Loan Agent or its counsel shall be effective as an original signature provided each party agrees to promptly submit original signature pages hereto in sufficient quantity for each of the parties hereto.

          SECTION 8.     NO STRICT CONSTRUCTION.  The parties hereto have
                         ----------------------
participated jointly in the negotiation and drafting of this Amendment, the Facilities Agreement and the other Credit Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Facilities Agreement as hereby amended and the other Credit Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Facilities Agreement or any of the other Credit Documents.


                 [Remainder of this Page Intentionally Blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above


                              BOSTON CHICKEN, INC.



                              By:_____________________________________
                              Title:


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Loan Agent and Common Collateral Agent


                              By:_____________________________________
                              Title:____________________________________


                              GENERAL ELECTRIC CAPITAL CORPORATION, as the 1996 Lease Agent


                              By:_____________________________________
                              Title:____________________________________